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                         Prudential Utility Fund, Inc.
                       Supplement dated April 4, 1997 to
            Statement of Additional Information dated March 5, 1997
The following information replaces the last paragraph under ``Investment Restrictions'' in the Statement of Additional Information.
    The Office of Public Utility Regulation of the Securities and Exchange Commission has advised The
Prudential Insurance Company of America and its subsidiaries (Prudential) that the Office would not recommend enforcement action with respect to the purchase by Prudential of securities of ``public utility companies'' as defined by the Public Utility Holding Company Act of 1935 in Prudential's capacity as owner or manager of securities on the conditions that (i) the aggregate voting securities of public utility companies held by accounts owned or managed by Prudential, including the Fund, will be less than 10% of outstanding voting securities of any public utility company and (ii) Prudential will not attempt to control any public utility company, other than through the exercise of rights associated with stock ownership (including director representation). Accordingly, it is a policy of the Fund, which may be changed without shareholder approval, not to purchase any voting security of any public utility company if, as a result, the Fund, along with other accounts owned or managed by Prudential, would then hold 10% or more of the outstanding voting securities of such company.
MF 105C-1(4/4/97)